Exhibit 99.1

For Immediate Release

BLACKLINE ACQUIRES FOURQ, REDEFINING INTERCOMPANY FINANCIAL MANAGEMENT

Acquisition strengthens BlackLine’s intercompany accounting solutions, adding advanced tax and statutory reporting compliance capabilities to its financial operations management platform

LOS ANGELES – Jan. 27, 2022 – Accounting automation software leader BlackLine, Inc. (Nasdaq: BL) announced today that it has completed the acquisition of FourQ Systems, Inc., a leader in intercompany financial management technology. With FourQ, BlackLine enhances its existing intercompany accounting automation capabilities, further strengthening its position with the Office of the Controller by driving end-to-end automation of traditionally manual intercompany accounting processes and accelerating BlackLine’s larger, long-term plan for transforming and modernizing finance and accounting (F&A).

Global trade, mergers and acquisitions, and ever-changing tax regulations create growing headaches for global F&A teams. As a result, intercompany accounting—the management of financial transactions between separate legal entities that belong to the same corporate group—has become a big drain on valuable F&A resources for multinational companies and been cast into the global spotlight. The inherent complexity of intercompany financial management creates an unsustainable operating environment for organizations looking to modernize F&A operations. With the acquisition of FourQ, BlackLine can further reduce intercompany complexity and help customers execute an effective global tax strategy.

Built by F&A and tax experts, FourQ’s intercompany financial management software delivers automated intercompany processing to help streamline the global operations of its customers. With FourQ’s technology, those customers have increased their operational productivity and efficiency through improved intercompany billing, payment and tax optimization.

“Intercompany accounting is one of the biggest distractions for finance and accounting for multinational corporations. Hard to believe, but most companies are still using legacy, repetitive and manual processes to manage intercompany, exposing their businesses to unnecessary costs, significant compliance risks, and missed working capital and tax opportunities,” said BlackLine CEO Marc Huffman. “F&A must become more agile to respond to constantly evolving market dynamics and regulatory needs—but they’re often buried in tactical transactional work and intercompany disputes. Intercompany challenges are not new but with increasingly complex global business models and regulatory scrutiny, demand for intercompany transformation is higher than ever.”

FourQ technology complements existing BlackLine functionality by adding advanced tax capabilities and improving regulatory compliance in areas such as statutory reporting and transfer pricing. With FourQ, companies can better enforce and optimize their global tax strategies. As a result, companies can generate significant value by assuring compliance with tax laws including new e-invoicing mandates, optimizing effective tax rates, and reducing foreign currency risk exposure to improve working capital and drive profitability.

“FourQ and BlackLine share a vision to help optimize customers’ global operations for greater profitability and efficiency while freeing F&A teams to focus on strategic aspects of their business,” said Varun Tejpal, co-founder and CEO of FourQ who will serve as managing director, Intercompany at BlackLine going forward. “At the same time, FourQ meets a need in the Office of the Controller that is highly complementary to BlackLine’s comprehensive financial operations management platform. I look forward to reducing the headaches caused by messy intercompany accounting processes and further cementing BlackLine’s market-leading position as we join forces to help customers continue to advance their intercompany journeys.”

In a recent report, Ventana Research asserts that corporations with even a modestly complex legal entity structure that operate in more than a handful of tax jurisdictions and with ERP systems from multiple vendors will likely find measurable benefits from adopting intercompany financial management. The report goes on to say that doing so enables them to address the problems created by an uncoordinated approach to intercompany transactions built on inconsistent and incomplete data. “By moving to a modern intercompany accounting environment and eliminating distraction, companies can unlock capacity in F&A to focus on what matters most to the business,” added Mr. Huffman.

BlackLine completed the acquisition of FourQ on Jan. 26, 2022. In accordance with the terms and conditions of the transaction, BlackLine acquired FourQ for $165 million payable at close, plus earnout consideration of up to $75 million over the next three years subject to certain financial performance milestones. BlackLine funded the transaction with existing cash on-hand. Additional details regarding the acquisition will be provided in conjunction with BlackLine’s fourth quarter and year-end earnings conference call on Thursday, Feb. 10th, 2022.

About BlackLine

Companies come to BlackLine (Nasdaq: BL) because their traditional manual accounting processes are not sustainable. BlackLine’s cloud-based financial operations management and market-leading customer service help companies move to modern accounting by unifying their data and processes, automating repetitive work, and driving accountability through visibility. BlackLine provides solutions to manage and automate financial close, accounts receivable and intercompany accounting processes, helping large enterprises and midsize companies across all industries do accounting work better, faster and with more control.

More than 3,700 customers trust BlackLine to help them close faster with complete and accurate results. The company is the pioneer of the cloud financial close market and recognized as the leader by customers at leading end-user review sites including Gartner Peer Insights, G2 and TrustRadius. BlackLine is a global company with operations in major business centers around the world including Los Angeles, New York, the San Francisco Bay area, London, Paris, Frankfurt, Tokyo, Singapore and Sydney.

For more information, please visit blackline.com.

Media Contact:

Kimberly Uberti

VP, Global Corporate Communications

BlackLine

kimberly.uberti@blackline.com

Investor Contact:

The Blueshirt Group

investors@blackline.com

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